                                [COLONIAL LOGO]

                                    COLONIAL
                            FEDERAL SECURITIES FUND


                                 ANNUAL REPORT
                                OCTOBER 31, 1995

                  COLONIAL FEDERAL SECURITIES FUND HIGHLIGHTS
                      NOVEMBER 1, 1994 - OCTOBER 31, 1995

INVESTMENT OBJECTIVE: Colonial Federal Securities Fund seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities.

THE FUND IS DESIGNED TO OFFER:

  - High current monthly income
  - Longer-term total return potential
  - A quality portfolio


PORTFOLIO MANAGER COMMENTARY: "Economic and market conditions over the past year have favored U.S. government securities. Low inflation, declining interest rates, balanced budget expectations, and renewed interest in U.S. government securities by foreign investors have all been positive factors in this market."

                  COLONIAL FEDERAL SECURITIES FUND PERFORMANCE

                                                                        CLASS A                  CLASS B
Inception date                                                          3/30/84                   6/8/92
Distributions declared per share                                        $ 0.737                  $ 0.660
SEC Yields on October 31, 1995*                                            5.84%                    5.38%
Total returns, assuming reinvestment of all distributions and no sales charge or contingent deferred sales charge (CDSC) --
12 months                                                                 16.82%                   15.96%
Net asset value per share at 10/31/95                                    $10.83                   $10.83


*The 30-day SEC yield on October 31, 1995, of 5.84% for Class A shares and 5.38% for Class B shares reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share.

PORTFOLIO STRUCTURE**
--------------------------------------------------------------------------------
 FNMAs.................................................................   45.06%
 Treasury Securities...................................................   36.86%
 GNMAs.................................................................   11.07%
 CMOs..................................................................    4.26%
 FHLMCs................................................................    2.75%

AVERAGE LIFE BREAKDOWN**
--------------------------------------------------------------------------------
 1-5 years.............................................................   22.55%
 5-10 years............................................................   51.75%
 10-20 years...........................................................   25.70%


**There can be no guarantee the portfolio holdings and maturities shown will continue in the future. All figures are percentages of long-term securities.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                    [PHOTO]
                              John A. McNeice, Jr.
                                   President

In sharp contrast to 1994, this year's successful "soft landing" of the U.S. economy created a very favorable environment for investors in fixed-income securities. The combination of declining interest rates, low inflation, and slower economic growth contributed to an extended rally that included corporate bonds, municipal bonds, and U.S. government securities. In fact, longer-term bonds (the bonds that are the primary investment focus of your Fund) were one of the best performing sectors of the bond market during the fiscal year.

The market events of the past two years provide a textbook example of the value of maintaining a long-term outlook on investing. Fund shareholders who were able to stay the course in the face of difficult market conditions in 1994 reaped their rewards this year when the bond market rebounded. Consistent with the Fund's objective, investors enjoyed both attractive current income and a competitive total return.

Helen Frame Peters, Lead Portfolio Manager of Colonial Federal Securities Fund, believes that interest rates will continue to decline in the months ahead, a scenario that would have a favorable impact on the bond market. In the following report, Helen comments on the Fund's management strategy and reviews key issues affecting the U.S. government bond market.

Respectfully,

/s/ John A. McNeice, Jr.

John A. McNeice, Jr.

President

December 11, 1995

                           PORTFOLIO MANAGEMENT REPORT

HELEN FRAME PETERS, Ph.D., Senior Vice President of Colonial Management Associates, Inc., directs Colonial's taxable fixed income group. Dr. Peters is Lead Portfolio Manager of Colonial Federal Securities Fund. Dr. Peters holds a B.A. in economics from the University of Pennsylvania and an M.A. in Statistics and a Ph.D. in Finance from the Wharton School. Dr. Peters is also a board member of The Bond Analysts Society of Boston.

STRONG BOND MARKET BENEFITS FUND: The improvement in the U.S. government bond market during the Fund's fiscal year was the result of a favorable combination of economic events. The U.S. economy experienced a "soft landing" as economic growth slowed enough to reduce the market's inflation fears. An increase in demand for U.S. government bonds from foreign investors, coupled with lower interest rates, had a favorable impact on the performance of U.S. government securities.

INVESTORS REWARDED FOR LONG-TERM PERSPECTIVE: Shareholders who were able to keep their eyes on the "big picture" over the past two years were well-rewarded for their patience. Colonial Federal Securities Fund is managed within a duration range of 4.5 - 7.5 years, which is considered long-term. A longer duration fund should offer investors higher returns, although investors may experience greater volatility over the short run. Colonial Federal Securities Fund's long duration and exposure to price gains rewarded investors with attractive returns over this year's market rally. As a longer-duration fund, Colonial Federal Securities Fund is designed for investors with an investment horizon of 5 to 10 years. In fact, some financial advisers try to match a fund's duration and risk profile to their client's investment time horizon -- the farther out the investor's time frame, the longer the fund's duration should be.

POSITIONED FOR A BULL MARKET: The Fund was well-positioned to benefit from the market rally that lasted throughout the period. In addition to maintaining a long duration, we also moved into deeply discounted mortgage-backed securities early in the fiscal year to take advantage of the potential for rising prices in a declining rate environment. We expected that rates would fall eventually, and when they did, deeply discounted, longer-term securities benefited most, as demonstrated by your Fund's performance.

LOOKING AHEAD: Our longer duration, and exposure to mortgage backed securities, enabled Colonial Federal Securities Fund to outperform the Lehman Brothers Intermediate Government Index. We remain optimistic about the prospects for the U.S. government bond market. We believe rates may be volatile in the short run, but will continue to decline. Inflation is low, eco-nomic growth remains sluggish, and investor confidence has improved as a result of Congress's dedication to balancing the federal budget. Lower rates should continue to have a favorable impact on the government securities market.

          COLONIAL FEDERAL SECURITIES FUND INVESTMENT PERFORMANCE VS.
               THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX
                  Change in Value of $10,000 from 3/84 - 10/95
                    Based on NAV and MOP for Class A Shares

DATE                      MOP                      NAV                     INDEX
3/84                     9525                     10000                    10000
                        10029                     10530                    10416
                        10936                     11481                    11018
                        10956                     11502                    11212
                        11199                     11757                    11491
                        11601                     12179                    11778
                        11793                     12381                    11917
                        11401                     11970                    11818
                        10805                     11344                    11666
                        11611                     12190                    12203
                        11968                     12565                    12585
                        12059                     12660                    12707
                        12377                     12995                    12905
                        12624                     13254                    12983
                        12797                     13435                    13118
                        13662                     14344                    13989
                        13732                     14417                    14148
                        14137                     15031                    14630
                        13948                     14644                    14611
                        14441                     15161                    15071
                        14362                     15078                    15362
                        15277                     16038                    16029
                        15569                     16345                    16383
                        15726                     16510                    16657
                        16688                     17520                    17449
                        17599                     18476                    18288
                        17278                     18140                    18096
                        17844                     18734                    18798
                        18522                     19446                    19621
                        18689                     19621                    19555
                        19733                     20717                    20287
                        20497                     21519                    20685
                        21048                     22098                    21122
                        20959                     22004                    21155
                        20024                     21023                    20764
                        19706                     20689                    20648
                        19767                     20752                    20805
                        19793                     20780                    20786
                        20865                     21905                    21651
                        22291                     23403                    22663
                        22677                     23808                    23014
10/95                   23033                     24181                    23267


A $10,000 investment in Class B shares made on June 8, 1992 (inception) at net asset value would have been valued at $12,581 on October 31, 1995. The same investment after deducting the applicable CDSC would have grown to $12,281 on October 31, 1995.

The Lehman Brothers Intermediate Government Index is an unmanaged index that tracks the performance of intermediate-term U.S. government securities.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 9/30/95 (Most Recent Quarter End)

--------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
                           Inception 3/30/84             Inception 6/8/92
                          NAV            MOP            NAV            w/CDSC
--------------------------------------------------------------------------------
1 YEAR                  14.73%          9.28%         13.88%           8.88%
--------------------------------------------------------------------------------
5 YEARS                  9.57%          8.51%           --              --
--------------------------------------------------------------------------------
10 YEARS                 9.29%          8.76%           --              --
--------------------------------------------------------------------------------
SINCE INCEPTION          9.96%          9.50%          7.01%           6.23%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) return does not include sales charges or CDSC. Maximum offering price (MOP) return includes the maximum sales charge of 4.75%. The CDSC returns reflect the applicable charges of: one year, 5.00%, since inception, 3.00%.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO

                         OCTOBER 31, 1995 (IN THOUSANDS)

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 134.6%                                        PAR            VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 85.0%
                         MATURITIES
    COUPON                 FROM/TO
    ------               ----------
Federal Home Loan Mortgage Corp.:
     7.500%                   2016                       $  1,450       $  1,462
     8.000%              2003-2016                          5,748          5,918
     8.500%              2007-2010                          4,812          5,009
     8.750%              2004-2010                          2,022          2,089
     9.000%              2001-2022(a)                       9,248          9,695
     9.250%              2008-2016                          7,175          7,480
     9.500%              2004-2016                          3,008          3,196
     9.750%              2008-2016                          1,188          1,244
    10.000%                   2019                          3,526          3,833
    10.250%              2009-2010                            793            858
    10.500%              2017-2020                          2,875          3,165
    11.250%              2003-2016                          2,830          3,145
    11.500%                   2015                            159            178
    12.000%                   2013                            128            143
                                                                        --------
                                                                          47,415
                                                                        --------

Collateralized Mortgage Obligation:
     5.000%                   2013                         10,558          9,839
     6.500%                   2014                         18,550         17,819
     6.750%              2020-2021                         26,878         26,303
     8.500%                   2021                          2,775          2,833
     8.750%                   2020(a)                      15,900         16,606
                                                                        --------
                                                                          73,400
                                                                        --------

Federal National Mortgage Association:
     6.000%              2024-2025(b)                      39,631         37,612
     6.240%                   2000                         19,600         19,806
     6.500%              2003-2024(b)                     379,362        373,601
     7.000%              2010-2025(a)(b)                  277,529        275,740
     7.500%              2006-2011                         19,266         19,664
     8.000%              2008-2009                          4,239          4,384
     8.250%              2008-2011(a)                       1,987          2,036
     8.500%              2008-2017                          8,130          8,504
     9.000%              2002-2021(a)                      30,528         32,061
     9.500%              2008-2018                          2,669          2,823
    10.500%                   2004                            126            139
                                                                        --------
                                                                         776,370
                                                                        --------

                     Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------

                         MATURITIES
    COUPON                 FROM/TO
    ------               ----------
Government National Mortgage Association:
     6.500%              2023-2024(a)                   $103,148      $  100,312
     7.500%              2006-2007(a)                      1,481           1,522
     8.000%              2005-2008                           115             120
     9.000%              2008-2017(a)                     11,076          11,758
     9.500%              2009-2019(a)                     32,934          35,513
    10.000%              2000-2003(a)                        681             715
    10.500%              2013-2021                        22,339          24,747
    11.000%                   2010                             6               7
    11.500%              2013-2015(a)                         75              85
    11.750%              2013-2015                           395             443
    12.000%              2012-2015(a)                      1,242           1,432
    12.500%              2010-2015(a)                      8,487           9,924
    13.000%              2011-2015(a)                      3,505           4,129
                                                                      ----------
                                                                         190,707
                                                                      ----------

TOTAL GOVERNMENT AGENCIES (cost of $1,043,137)                         1,087,892
                                                                      ----------

GOVERNMENT OBLIGATIONS - 49.6%
U.S. Treasury bonds:
     7.125%              02/15/23(a)                      64,058          69,743
     7.625%              02/15/25(a)                       1,864           2,164
    12.000%              08/15/13(a)                     129,678         194,538
    12.750%              11/15/10(a)                      46,873          69,811
                                                                      ----------
                                                                         336,256
                                                                      ----------
U.S. Treasury notes:
     6.125%              07/31/00                         57,000          57,695
     6.125%              09/30/00                         47,103          47,684
     6.500%              08/15/05                         56,859          58,884
     7.500%              11/15/24(a)                       8,436           9,638
     7.875%              11/15/04(a)                      24,860          28,018
    10.375%              11/15/12(a)                      71,994          96,820
                                                                      ----------
                                                                         298,739
                                                                      ----------

TOTAL GOVERNMENT OBLIGATIONS (cost of $643,419)                          634,995
                                                                      ----------

TOTAL INVESTMENTS (cost of $1,686,556)(c)                              1,722,887
                                                                      ----------

SHORT-TERM OBLIGATIONS - 1.1%
--------------------------------------------------------------------------------
Repurchase agreement with Bankers Trust Securities
Corp. dated 10/31/95, due 11/01/95 at 5.875%,
collateralized by U.S. Treasury notes with various
maturities to 1997, market value $15,150
(repurchase proceeds $14,838)                           14,836            14,836
                                                                      ----------

                     Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - (35.7%)                             $ (457,628)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,280,095
                                                                      ----------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $697,656, are being used to collateralize the delayed delivery purchases indicated in note (b) below and open futures contracts shown below.

(b) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(c)  Cost for federal income tax purposes is $1,686,703.


Short futures contracts open at October 31, 1995 are as follows:

                             Par value                               Unrealized
                             covered by          Expiration         depreciation
Type                         contracts            month             at 10/31/95
--------------------------------------------------------------------------------
U.S. Treasury bonds          $ 59,600            December              $3,258


See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1995



(in thousands except for per share amounts and footnotes)
--------------------------------------------------------------------------------

ASSETS
Investments at value (cost $1,686,556)                        $1,722,887
Short-term obligations                                            14,836
                                                              ----------
                                                               1,737,723
Receivable for:
  Interest                                        $ 17,871
  Investments sold                                     881
  Fund shares sold                                     773
Other                                                  917        20,442
                                                  --------    ----------
    Total Assets                                               1,758,165

LIABILITIES
Payable for:
  Investments purchased                            467,343
  Distributions                                      6,932
  Fund shares repurchased                            3,540
  Variation margin on futures                          168
Accrued:
  Deferred Trustees fees                                18
  Other                                                 69
                                                  --------
    Total Liabilities                                            478,070
                                                              ----------
NET ASSETS                                                    $1,280,095
                                                              ==========
Net asset value & redemption price per share -
Class A ($1,201,126/110,901)                                  $    10.83
                                                              ==========
Maximum offering price per share - Class A
($10.830/0.9525)                                              $    11.37(a)
                                                              ==========
Net asset value & offering price per share -
Class B ($78,969/7,292)                                       $    10.83(b)
                                                              ==========

COMPOSITION OF NET ASSETS
  Capital paid in                                             $1,486,883
  Overdistributed net investment income                           (6,970)
  Accumulated net realized loss                                 (232,891)
  Net unrealized appreciation (depreciation) on:
    Investments                                                   36,331
    Open futures contracts                                        (3,258)
                                                              ----------
                                                              $1,280,095
                                                              ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                         $101,503
Dollar roll fee income                                              6,974
                                                                 --------
                                                                  108,477

EXPENSES
Management fee                                    $  8,424
Service fee                                          3,298
Distribution fee - Class B                             558
Transfer agent                                       2,881
Bookkeeping fee                                        440
Trustees fee                                            65
Custodian fee                                          101
Audit fee                                               56
Legal fee                                               12
Registration fee                                        23
Reports to shareholders                                 22
Other                                                  155         16,035
                                                  --------       --------
  Net Investment Income                                            92,442
                                                                 --------
NET REALIZED & UNREALIZED GAIN (LOSS)
  ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                         31,009
Closed futures contracts                            (8,662)
                                                  --------
  Net Realized Gain                                                22,347
Net unrealized appreciation (depreciation)
  during the period on:
Investments                                        101,733
Open futures contracts                             (10,276)
                                                  --------
 Net Unrealized Appreciation                                       91,457
                                                                 --------
  Net Gain                                                        113,804
                                                                 --------
Net Increase in Net Assets From Operations                       $206,246
                                                                 ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)
--------------------------------------------------------------------------------

                                                                 Year ended
                                                                 October 31
                                                            ---------------------
                                                            1995             1994
                                                            ----             ----
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                       $   92,442       120,333
Net realized gain (loss)                                        22,347       (44,423)
Net unrealized appreciation (depreciation)                      91,457      (186,929)
                                                            ----------    ----------
 Net Increase (Decrease) from Operations                       206,246      (111,019)

Distributions:
From net investment income - Class A                           (85,675)     (107,338)
From net realized gains - Class A                               (3,434)           --
From net investment income - Class B                            (4,557)       (4,701)
From net realized gains - Class B                                 (183)           --
                                                            ----------    ----------
                                                               112,397      (223,058)
                                                            ----------    ----------
Fund Share Transactions:
Receipts for shares sold - Class A                              94,460        59,031
Value of distributions reinvested - Class A                     41,805        48,833
Cost of shares repurchased - Class A                          (319,215)     (352,589)
                                                            ----------    ----------
                                                              (182,950)     (244,725)
                                                            ----------    ----------

Receipts for shares sold - Class B                              18,308        28,089
Value of distributions reinvested - Class B                      2,478         2,451
Cost of shares repurchased - Class B                           (17,867)      (18,610)
                                                            ----------    ----------
                                                                 2,919        11,930
                                                            ----------    ----------

 Net Decrease from Fund Share Transactions                    (180,031)     (232,795)
                                                            ----------    ----------
  Total Decrease                                               (67,634)     (455,853)

NET ASSETS
Beginning of period                                          1,347,729     1,803,582
                                                            ----------    ----------
End of period (net of overdistributed net
 investment income of $6,970 and $8,191,
 respectively)                                              $1,280,095    $1,347,729
                                                            ==========    ==========
NUMBER OF FUND SHARES
Sold - Class A                                                   9,160         5,589
Issued for distributions reinvested - Class A                    4,058         4,598
Repurchased - Class A                                          (30,800)      (33,079)
                                                            ----------    ----------
                                                               (17,582)      (22,892)
                                                            ----------    ----------

  Sold - Class B                                                 1,772         2,600
  Issued for distributions reinvested - Class B                    240           232
  Repurchased - Class B                                         (1,727)       (1,768)
                                                            ----------    ----------
                                                                   285         1,064
                                                            ----------    ----------

See notes to financial statements.

                            STATEMENT OF CASH FLOWS

(in thousands)                                       Year ended October 31, 1995
                                                     ---------------------------
NET CHANGE IN CASH
Cash flows from operating activities:
Interest received                                     $   107,603
Operating expenses paid                                     8,121
Dollar roll fee income received                           (16,028)
                                                      -----------
   Net cash provided by operating act                                 $  99,696

Cash flows from investing activities:
Purchases of securities and short-term obligations     (6,028,562)
Proceeds from sales of securities and short-term
  obligations                                           6,225,441
Futures contracts                                         (18,770)
                                                      -----------
   Net cash provided by investing activities                            178,109
                                                                      ---------
NET CASH PROVIDED BY OPERATING AND
  INVESTING ACTIVITIES                                                  277,805

Cash flows from financing activities:
Proceeds from shares sold                                 112,555
Cost of shares repurchased                               (339,020)
Cash dividends paid                                       (51,340)
                                                      -----------
   Net cash used by financing activities                               (277,805)
                                                                      ---------

Net change in cash                                                            0
Cash - beginning of period                                                    0
                                                                      ---------
Cash - end of period                                                  $       0
                                                                      =========

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

Net increase in net
  assets resulting from operations                                    $ 206,246
Decrease in investments                               $   119,004
Decrease in interest and fees receivable                    6,714
Decrease in receivable from investment
  securities sold and futures contracts                   180,287
Decrease in payable for
  investment securities purchased                        (234,453)
Decrease in other assets                                       50
Decrease in accrued expenses and liabilities                  (43)
                                                      -----------
   Total                                                                 71,559
                                                                      ---------
Net cash provided by operating
  and investing activities                                            $ 277,805
                                                                      =========

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION:  Colonial Federal Securities Fund (the Fund), a series of
Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to dollar roll transactions and securities traded on other than normal settlement terms.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in other assets in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments as of October 31, 1995.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

                Notes to Financial Statements/October 31, 1995
-------------------------------------------------------------------------------

              Average Net Assets                  Annual Fee Rate
              ------------------                  ---------------
              First $1 billion..................      0.65%
              Next $1 billion...................      0.60%
              Over $2 billion...................      0.50%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

              Average Net Assets               Annual Fee Rate
              ------------------               ---------------
              First $50 million.............      No.charge
              Next $950 million.............       0.035%
              Next $1 billion...............       0.025%
              Next $1 billion...............       0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $48,872 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $315,596 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                  Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $1,990,117,930 and $2,070,205,578, respectively.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for federal income tax purposes was:

           Gross unrealized appreciation            $46,267,118
           Gross unrealized depreciation            (10,083,383)
                                                    -----------
             Net unrealized appreciation            $36,183,735
                                                    ===========

Information regarding dollar roll transactions that are not in accordance with standard industry practices for settling purchases of investments are included in the debt table:

       Maximum amount outstanding during the period          $ 472,837,031
       Average amount outstanding during the period          $ 274,217,477
       Amount outstanding at October 31, 1995                $ 232,096,875

The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the period ended October 31, 1995.

CAPITAL LOSS CARRYFORWARDS:   At October 31, 1995, capital loss
carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of                        Capital loss
             expiration                       carryforward
             ----------                       ------------
             1997...............              $ 84,080,000
             1998...............                22,515,000
             1999...............                36,282,000
             2000...............                   595,000
             2002...............                84,302,000
                                              ------------
                                              $227,774,000
                                              ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

Loss carryforwards are available to offset any future realized gains. If the Fund realizes and distributes to shareholders capital gains that are so offset, those distributions will be taxable to shareholders as ordinary income. If the Fund were to retain rather than distribute the gains, the gains would not be taxable to the Fund or shareholder.

                 Notes to Financial Statements/October 31, 1995
-------------------------------------------------------------------------------
OTHER: The Fund sells Treasury bond futures contracts to manage overall portfolio interest rate exposure and not for trading purposes. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or the underlying securities, or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended October 31
                                   ------------------------------------------------------------
                                             1995                            1994
                                     Class A         Class B         Class A         Class B
                                   ------------    ------------    ------------    ------------
Net asset value -
  Beginning of period                 $ 9.950         $ 9.950         $11.460         $11.460
                                      -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                   0.710           0.633           0.821           0.741
Net realized and
  unrealized gain (loss)                0.907           0.907          (1.560)         (1.560)
                                      -------         -------         -------         -------
   Total from Investment
    Operations                          1.617           1.540          (0.739)         (0.819)
                                      -------         -------         -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.709)         (0.632)         (0.771)         (0.691)
From net realized gains                (0.028)         (0.028)           ---             ---
From capital paid in (b)                 ---             ---             ---             ---
                                      -------         -------         -------         -------
Total Distributions
   Declared to Shareholders            (0.737)         (0.660)         (0.771)         (0.691)
                                      -------         -------         -------         -------
Net asset value -
   End of period                      $10.830         $10.830         $ 9.950         $ 9.950
                                      =======         =======         =======         =======
Total return (c)                        16.82%          15.96%          (6.57)%         (7.28)%
                                      =======         =======         =======         =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.17%           1.92%           1.16%           1.91%
Net investment income                    7.04%           6.29%           7.80%           7.05%
Portfolio turnover                        171%            171%            121%            121%
Net assets at end
  of period (in millions)             $ 1,201         $    79         $ 1,278         $    70


(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Because of differences between book and tax basis accounting, approximately $0.247, $0.095 and $0.315, respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Annualized.

                             Year ended October 31
 ----------------------------------------------------------------------------
              1993                            1992                    1991
    Class A          Class B         Class A         Class B  (a)    Class A
 ------------     -----------     -----------     -----------     -----------
    $10.750          $10.750         $10.800         $10.730         $10.420
    -------          -------         -------         -------         -------

      0.819            0.737           0.796           0.286           0.854

      0.739            0.739           0.157           0.095           0.671
    -------          -------         -------         -------         -------

      1.558            1.476           0.953           0.381           1.525
    -------          -------         -------         -------         -------

     (0.781)          (0.706)         (0.796)         (0.286)         (0.854)
     (0.067)          (0.060)           ---             ---             ---
       ---              ---           (0.207)         (0.075)         (0.291)
    -------          -------         -------         -------         -------

     (0.848)          (0.766)         (1.003)         (0.361)         (1.145)
    -------          -------         -------         -------         -------

    $11.460          $11.460         $10.750         $10.750         $10.800
    =======          =======         =======         =======         =======
      14.94%          14.11%           9.15%           3.47% (d)      15.33%
    =======          =======         =======         =======         =======


       1.17%           1.92%           1.24%           1.99% (e)       1.21%
       7.37%           6.62%           7.36%           6.61% (e)       8.05%
        252%            252%             18%             18%             11%

    $  1,736         $    68         $ 1,809         $    28         $ 2,028


-------------------------------------------------------------------------------
State Tax Information (unaudited)

An average of 35% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 50% of the Fund's distributions (44% of
gross income) was derived from interest on direct
investments in U.S. Treasury bonds, notes, and bills.
-------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF COLONIAL FEDERAL
  SECURITIES FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Colonial Federal Securities Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ......      press 1

For account information ........................................      press 2

To speak to a Colonial representative ..........................      press 3

For yield and total return information .........................      press 4

For duplicate statements or new supply of checks ...............      press 5

To order duplicate tax forms and year-end statements ...........      press 6
(February through May)

To review your options at any time during your call ............      press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Federal  Securities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Federal Securities Fund Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[COLONIAL LOGO]
COLONIAL
MUTUAL FUNDS
Mutual Funds for
Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JOHN A. MCNEICE, JR.
Chairman of the Board and Director, The Colonial Group, Inc. and Colonial Management Associates, Inc. (formerly Chief Executive Officer, The Colonial Group, Inc. and Colonial Management Associates, Inc.)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


                   COLONIAL INVESTMENT SERVICES, INC. (C)1995
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                             FS-02/416B-1095 (12/95)